STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED DECEMBER 16, 2016 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED OCTOBER 14, 2016

The following sub-section entitled “MONEY MARKET FUND MATERIAL EVENTS – Financial Support Provided to the Money Market Funds” and related disclosure is inserted under the section entitled “ADDITIONAL INVESTMENT INFORMATION” in the SAI:

MONEY MARKET FUND MATERIAL EVENTS
FINANCIAL SUPPORT PROVIDED TO THE MONEY MARKET FUNDS

On December 15, 2016, Northern Trust Corporation made a capital contribution to the Money Market Fund and Municipal Money Market Fund (collectively, the “Funds”) in the amounts of $135,923.69 and $90,585.57, respectively. Northern Trust Corporation is the parent company of Northern Trust Investments, Inc., the investment adviser to the Funds. Each Fund was required to disclose additional information about this event on Form N-CR and to file this form with the Securities and Exchange Commission. Any Form N-CR filing submitted by a Fund is available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Please retain this Supplement with your SAI for future reference.